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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 16, 1999
                                                          -------------


                              QCS.NET CORPORATION
             (Exact name of Registrant as specified in its charter)





                 Delaware          33-18600-D             84-1057621
            --------------------------------------------------------
             (State or other       (Commission         (IRS Employer
             jurisdiction of       File Number)      Identification No)
             incorporation)




          650 Castro Street, Suite 210, Mountain View, California 94041
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (650) 966-1214
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                                   Page 1 of 5

                             Exhibit Index on Page 3


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ITEM 5.    OTHER EVENTS

         On June 16, 1999, QCS.net Corporation (the "Company") announced, pursuant to Section 135c of the Securities Act of 1933, that it has engaged a placement agent for the purpose of undertaking of a private placement of up to $10,000,000 of a new series of its Preferred Stock, to be designated Series B Convertible Preferred Stock, to a limited number of institutional investors. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 7.    EXHIBITS

EXHIBIT NO.                DESCRIPTION

99.1                       Press Release dated June 16, 1999



                            SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           QCS.NET CORPORATION



Date:  June 22, 1999                 By:   /s/ Sean M. Maloy
                                           -----------------------------------
                                               Sean M. Maloy, President










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                                  EXHIBIT INDEX


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                                                           SEQUENTIAL
EXHIBIT NO.       DESCRIPTION                                PAGE NO.
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
99.1              Press Release dated June 16, 1999              4

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